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                                                                    EXHIBIT 23.1




                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement Nos. 333-36881, 333-32045, 333-51688 and 333-74072 of PICO Holdings, Inc. (the
"Company") on Form S-8 and Registration Statement No. 333-96187 on Form S-3 of our reports dated March 8, 2002 appearing in this Annual Report on Form 10-K of the Company for the year ended December 31, 2001.



DELOITTE & TOUCHE LLP



San Diego, California
March 18, 2002




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